SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  March 11, 2003
                                                         ----------------

                       TRUMP'S CASTLE HOTEL & CASINO, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

         New Jersey                       333-56865            11-2735914
         ----------                       ---------            ----------
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
         incorporation)                    Number)        Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                         08401
-------------------------                                         -----
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                          TRUMP'S CASTLE FUNDING, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

         New Jersey                       1-09029              11-2739203
         ----------                       -------              ----------
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
         incorporation)                    Number)        Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                         08401
-------------------------                                         -----
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                         TRUMP'S CASTLE ASSOCIATES, L.P.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

         New Jersey                       33-68038-01          22-2608426
         ----------                       -----------          ----------
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
         incorporation)                    Number)        Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                         08401
-------------------------                                         -----
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

Item 5. Other Events and Regulation FD Disclosure.


                                  NEWS RELEASE

For:       Trump Hotels & Casino Resorts, Inc.
            (NYSE:  DJT)

Contact:   John P. Burke, Corporate Treasurer
           (212) 891-1500

For Immediate Release:

                      TRUMP CASINO HOLDINGS, LLC TO OFFER
                      MORTGAGE NOTES IN PRIVATE PLACEMENT

New York, NY - March 11, 2003-----Trump Hotels & Casino Resorts, Inc., THCR, today announced that Trump Casino Holdings, LLC and Trump Casino Funding, Inc. will offer pursuant to a private placement $485 million aggregate principal amount of two new issues of mortgage notes, consisting of $420 million aggregate principal amount of first mortgage notes due March, 2010, anticipated to be offered at a discount to their face amount, and $65 million aggregate principal amount of second mortgage notes due thereafter. Donald J. Trump, the Chairman and President of THCR may acquire up to $15 million of the second mortgage notes. The interest rate on the notes and other terms are to be determined. It is anticipated that the second mortgage notes will pay interest in cash at the same rate as the first mortgage notes and additional interest in kind at a total rate to be determined. The issuers, which were recently formed, intend to use the net proceeds of the offering, if consummated, to redeem, repay or acquire substantially all of the outstanding public indebtedness and bank debt of Trump's Castle Associates, the public indebtedness of Trump Hotels & Casino Resorts Holdings, L.P., the parent company of the issuers, the bank debt of Trump Indiana, Inc. and the bank debt of THCR Management Services, LLC. The proposed offering is subject to certain conditions.

It is contemplated that the proposed notes will be guaranteed on a secured basis, subject to certain exceptions and exclusions, by the subsidiaries of the issuers, which will include Trump's Castle Associates, L.P., the owner of the Trump Marina Casino Resort in Atlantic City, New Jersey, Trump Indiana, Inc, the owner of the Trump Indiana Riverboat Casino in Gary, Indiana, and THCR Management Services, LLC, which manages a casino owned by the Twenty-Nine Palms Band of Luiseno Mission Indians of California located near Palm Springs, California.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any notes. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended (the "Securities Act").

The notes to be offered have not been registered under the Securities Act, or any applicable state securities laws and are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act. Unless so registered, the notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

All statements, trend analysis and other information contained in this release relative to THCR's or its subsidiaries performance, trends in their operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend" and other similar expression, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of issuers, THCR notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of the issuers. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of THCR and its subsidiaries are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or its subsidiaries or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

THCR is a public company which is approximately 46.6% beneficially owned by Donald J. Trump. The Company is separate and distinct from all of Mr. Trump's real estate and other holdings.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       TRUMP'S CASTLE HOTEL & CASINO, INC.
Date:  March 11, 2003                  By:      /s/ John P. Burke
                                       Name:    John P. Burke
                                       Title:   Vice President and Treasurer


                                       TRUMP'S CASTLE FUNDING, INC.
Date:  March 11, 2003                  By:      /s/ John P. Burke
                                       Name:    John P. Burke
                                       Title:   Vice President and Treasurer


                                       TRUMP'S CASTLE ASSOCIATES, L.P.
Date:  March 11, 2003                  By: Trump's Castle Hotel & Casino, Inc.,
                                            Its General Partner
                                       By:      /s/ John P. Burke
                                       Name:    John P. Burke
                                       Title:   Vice President and Treasurer